SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 15, 2003

QUALITY DISTRIBUTION, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-98077	04-3668323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3802 Corporex Drive

Tampa, Florida 33619

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition

On August 15, 2003, Quality Distribution, LLC (the “Company”) issued a press release setting forth the Company’s second quarter 2003 earnings. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION LLC
(Registrant)

Dated: August 19, 2003	By:	/s/ SAMUEL M. HENSLEY
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated August 15, 2003.